UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2026

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

Gran Tierra Energy Inc. (“Gran Tierra”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 8, 2026. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of (1) the number of votes for, against or abstaining for each director, (2) the number of votes for, against or abstaining for each other matter, and (3) the number of broker non-votes with respect to each matter. A more complete description of each matter is set forth in Gran Tierra’s definitive proxy statement filed with the Securities and Exchange Commission on March 17, 2026 (the “Proxy Statement”).

Proposal 1 - Election of Directors

Gran Tierra’s stockholders duly elected each of the five nominees proposed by Gran Tierra to serve until Gran Tierra’s 2027 Annual Meeting of Stockholders or until their respective successor has been duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Shares Voted For	Shares Voted Against	Shares Abstaining	Broker Non-Votes
Gary S. Guidry	12,614,259	5,823,845	61,635	4,310,250
Robert B. Hodgins	12,644,729	5,805,015	49,995	4,310,250
Alison Redford	12,559,307	5,852,219	88,213	4,310,250
Ronald W. Royal	12,498,040	5,932,519	69,180	4,310,250
Brooke Wade	12,558,581	5,857,907	83,251	4,310,250

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

Gran Tierra’s stockholders ratified the selection of KPMG LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The tabulation of votes on this matter was as follows:

Shares voted for:	17,093,544
Shares voted against:	5,687,961
Shares abstaining:	28,484
Broker non-votes:	0

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

Gran Tierra’s stockholders approved, on an advisory basis, the compensation of Gran Tierra’s named executive officers, as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Shares voted for:	12,483,761
Shares voted against:	5,918,465
Shares abstaining:	97,513
Broker non-votes:	4,310,250

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2026	GRAN TIERRA ENERGY INC.

/s/ Gary S. Guidry
	By:	Gary S. Guidry
	Title:	President and Chief Executive Officer